Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT 10.55
Special Business Provisions
MS-65530-0016
Amendment No. 24

Amendment No. 24
To
Special Business Provisions (SBP) MS-65530-0016 between
The Boeing Company and Spirit AeroSystems, Inc.

THIS AMENDMENT (“SBP Amendment No. 24”), is entered into as of the last day of execution written below by and between Spirit AeroSystems, Inc. , having its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware corporation acting by and through its Boeing Commercial Airplanes division, with a place of business in Everett, Washington (“Boeing”).
Hereinafter, Seller and Boeing may be referred to jointly as “Parties” hereto.

WHEREAS, the Parties have entered into Special Business Provisions (SBP) MS- 65530-0016, dated June 16, 2005, as amended (“SBP”).

WHEREAS, the Parties have agreed to modify the SBP to incorporate updated Prices in SBP Attachment 1 (Work Statement and Pricing).

WHEREAS, the Parties have agreed to modify SBP Attachment 2 (Product Article Definition and Contract Change Notices) to reflect the incorporation of certain additional Contract Change Notices (CCNs) through December 31, 2015.

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 7 (Indentured Priced Parts List for POAs).

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 9 (Non- Recurring Agreements).

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 14 (Production Article Delivery Schedule).

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
THAT the AMENDMENTS index of the SBP is hereby deleted in its entirety and replaced with the following (passed over and not-to-be-used Amendment Numbers 15, 16, 18 and 19 have intentionally been designated “NULL”):

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS
Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick/ R. Stone

2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick/ J. Edwards

3	Incorporate CCNs as listed in Amendment 3 Attachment A, updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick/ J. Edwards

4	Incorporate CCNs as listed in Amendment 4 Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace

5	Incorporate CCNs as listed in Amendment 5 Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

6	Incorporate CCNs as listed in Amendment 6 Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan

7
Incorporate CCNs as listed in Amendment 7 Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/11	S. Hu M. Milan

8	Incorporate CCNs as listed in Amendment 8 Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan

9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan

10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast

11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15.	3/10/2015	C.Howell R. Ast

12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast

13	Incorporate CCNs as listed in Amendment 13 Attachment A, updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant

15	NULL
16	NULL

17	Incorporate Attachment 29, 777X Non-Recurring Agreement	12/23/2015	A. Lucker E. Bauer

18	NULL
19	NULL

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

20	737 MAX Inner Wall	12/17/2015	S. Garcia-Deleone J.Reed

21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	5/9/2016	D. Blaylock R.Grant

22	737 MAX Composite Inner Wall Line Movement	11/2/2016	D. Blaylock E. Bossler

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive AGREEMENT	12/16/2016	D. Blaylock E. Bossler

24	Incorporate CCNs as listed in Amendment 23 Attachment A, updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba

2.
THAT the Parties agree that SBP Attachment 1 excel files, under “Work Statement and Pricing,” “Attachment 1 Parts and Prices” are deleted in their entirety and replaced by Exhibits A-D of this Amendment, which incorporate the price impacts from the CCNs noted in this Paragraph 2.

Hereto “SBP MS-65530-0016 Attachment 1_Rev_013_737 is replaced by Exhibit A) “SBP MS-65530-0016 Amend 24_Attachment 1_737.xlsx”

Hereto “SBP MS-65530-0016 Attachment 1_Rev_013_747 is replaced by Exhibit B) “SBP MS-65530-0016 Amend 24_Attachment 1_747.xlsx”

Hereto “SBP MS-65530-0016 Attachment 1_Rev_013_767 is replaced by Exhibit C)
“SBP MS-65530-0016 Amend 24_Attachment 1_767.xlsx”

Hereto “SBP MS-65530-0016 Attachment 1_Rev_013_777 is replaced by Exhibit D) “SBP MS-65530-0016 Amend 24_Attachment 1_777.xlsx”

CCNs contributing to these changes are: 3126R2, 5445R1, 5446R1, 6487R1, 7175R2, 8283R3, 8657, 8695, 8705, 8715R1, 8715R2, 8719, 8721, 8724, 8724R1, 8752R1, 8752R2, 8770, 8770R1, 8776, 8777, 8777R1, 8786, 8787, 8792R1, 8905, 8983, 8987, 8998, 9012, 9015, 9016, 9033, 9044, 9045, 9064, 9074R1, 9074R2, 9204, 9205, 9218, 9298, 9367, 9368, 9475, 9481, 9491, 9495, 9495R1 and 9557, 9611 and 9688.

3.	THAT SBP Attachment 2 is revised to reflect incorporation of the CCNs in SBP Amendment No. 24 Attachment A.

4.	THAT SBP Attachment 7 is revised to reflect incorporation of CCNs 8393, 9073 and 9079.

1.
THAT SBP Attachment 9 is revised to reflect the incorporation of CCNs 2580R4, 3126R2, 4451R1, 5889R5, 6527, 6086, 6086R2, 6086R6, 6086R7, 6086R8, 6086R10, 6086R11, 6487R1, 7752R4, 7903, 8327, 8426, 8493R1, 8494R1, 8505, 8548, 8552, 8556, 8593, 8594, 8595, 8595R1, 8657, 8664, 8695, 8705, 8719, 8721, 8724, 8724R1, 8737, 8776, 8792R1, 8820, 9008, 9010, 9011, 9012, 9015, 9016, 9034, 9043, 9044, 9045, 9054, 9101, 9146, 9147, 9148, 9149, 9205, 9313, 9314, 9424, 9425, 9426, 9491, 9591, 9610, 9611, 9638, 9651, 9688, 9693, 9718, 9719 and 9758. Attachment 9 is further revised to reflect incorporation of Settlement letter 6-5AC1-DJB15-0059 R2.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.
THAT SBP Attachment 14 is revised to incorporate the agreed-to firing orders as reflected in CCNs 5895R2, 5895R4, 8754, 8767, 8821, 8822, 8882, 8884, 8915, 8916, 8917, 8930, 8931, 8966, 8967, 8971, 8980, 8984, 9013, 9017, 9018, 9031, 9036, 9042, 9083, 9118, 9119, 9136, 9137, 9143, 9171, 9172, 9181, 9201, 9201R1, 9214, 9215, 9385, 9390, 9423, 9441, 9442, 9448, 9536, 9541, 9542, 9560, 9563, 9585, 9586, 9587, 9607, 9609, 9630, 9636, 9639R1, 9684, 9686, 9701, 9702, 9702R1, 9721, 9722, 9733, 9775, 9779, 9780, 9819, 9827, and 9829.

THAT except as expressly provided by this SBP Amendment No. 24, all other terms, conditions, provisions and obligations of the parties under Special Business Provisions MS-65530-0016 remain unchanged.

IN WITNESS WHEREOF the parties hereto have executed this SBP Amendment No. 24 as of the last day of execution as written below.

THE BOEING COMPANY             SPIRIT AEROSYSTEMS, INC.
Boeing Commercial Airplanes Supplier Management

By: /s/ Lanny Taylor	By: /s/ Kenny Leba
Lanny Taylor                    Kenny Leyba
Procurement Agent                Contracts Administrator
Date: December 20, 2016            Date: December 20, 2016

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

ATTACHMENT A

6086	6316	6527	6933	6940	7950	8242
8243	8318	8426	8505	8530	8537	8539
8548	8550	8552	8579	8595	8657	8658
8664	8678	8692	8693	8701	8702	8703
8705	8715	8717	8718	8719	8720	8721
8722	8723	8724	8727	8728	8729	8734
8735	8736	8737	8738	8750	8752	8753
8754	8755	8756	8759	8761	8764	8765
8766	8767	8768	8769	8770	8771	8772
8775	8776	8777	8779	8786	8787	8788
8789	8802	8803	8805	8806	8807	8808
8809	8810	8811	8812	8813	8814	8815
8816	8817	8818	8820	8821	8822	8824
8837	8838	8839	8840	8841	8842	8843
8844	8845	8846	8847	8848	8849	8850
8851	8852	8853	8857	8859	8860	8861
8865	8867	8868	8869	8870	8871	8872
8873	8879	8882	8884	8885	8886	8887
8890	8896	8899	8901	8902	8904	8905
8906	8909	8915	8916	8917	8918	8919
8925	8928	8930	8931	8932	8933	8934
8936	8937	8942	8949	8950	8951	8952
8953	8958	8959	8960	8962	8963	8964
8966	8967	8971	8972	8979	8980	8981
8982	8983	8984	8987	8996	8997	8998
8999	9000	9001	9002	9003	9004	9005
9006	9007	9008	9010	9011	9012	9013
9014	9015	9016	9017	9018	9019	9020
9021	9022	9023	9024	9025	9026	9027
9028	9029	9030	9031	9032	9033	9034
9036	9037	9042	9043	9044	9045	9046
9054	9055	9056	9057	9058	9059	9060
9062	9064	9065	9066	9067	9068	9069
9070	9071	9072	9073	9074	9075	9079
9082	9083	9084	9085	9091	9095	9096
9097	9098	9099	9101	9104	9105	9106
9107	9108	9110	9111	9112	9113	9114
9116	9117	9118	9119	9120	9121	9122
9123	9124	9125	9126	9128	9131	9132
9133	9135	9136	9137	9138	9140	9141

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

9142	9143	9144	9146	9147	9148	9149
9150	9151	9152	9153	9154	9155	9156
9157	9158	9159	9160	9162	9163	9164
9165	9166	9170	9171	9172	9173	9174
9175	9176	9177	9178	9179	9180	9181
9182	9186	9187	9188	9189	9190	9191
9192	9193	9194	9195	9196	9197	9198
9199	9200	9201	9202	9203	9204	9205
9206	9207	9208	9209	9210	9211	9212
9213	9214	9215	9216	9217	9218	9219
9220	9221	9222	9223	9224	9225	9226
9227	9228	9229	9230	9231	9232	9233
9234	9235	9236	9237	9238	9239	9240
9241	9242	9243	9244	9245	9246	9247
9248	9249	9250	9251	9252	9253	9254
9255	9256	9257	9258	9259	9260	9261
9262	9263	9264	9265	9266	9267	9268
9269	9270	9271	9272	9273	9274	9275
9276	9277	9278	9279	9280	9281	9282
9283	9284	9285	9291	9292	9298	9299
9306	9307	9308	9309	9310	9311	9313
9314	9325	9326	9327	9328	9329	9330
9331	9332	9333	9334	9336	9346	9347
9348	9349	9350	9351	9352	9353	9354
9355	9356	9357	9358	9359	9360	9361
9362	9363	9364	9365	9366	9367	9368
9369	9370	9371	9372	9373	9374	9375
9376	9377	9378	9379	9380	9381	9382
9385	9386	9387	9388	9389	9390	9391
9392	9394	9396	9397	9398	9399	9400
9401	9402	9405	9406	9407	9408	9409
9410	9411	9412	9413	9414	9415	9416
9417	9418	9419	9420	9421	9422	9423
9424	9425	9426	9427	9430	9431	9434
9435	9436	9437	9438	9439	9440	9441
9442	9445	9446	9447	9448	9449	9450
9451	9452	9453	9454	9457	9458	9459
9460	9461	9462	9463	9464	9465	9466
9467	9468	9469	9470	9471	9473	9474
9475	9476	9477	9478	9479	9480	9481
9482	9483	9484	9485	9486	9487	9488
9489	9490	9491	9492	9493	9494	9495
9496	9497	9498	9499	9500	9501	9502
9503	9504	9505	9506	9507	9508	9509
9510	9511	9512	9513	9515	9516	9517
9518	9519	9520	9521	9522	9523	9524

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

9527	9528	9529	9530	9531	9532	9533
9534	9535	9536	9537	9538	9539	9540
9541	9542	9543	9544	9545	9546	9547
9548	9549	9550	9551	9552	9553	9554
9555	9556	9557	9558	9559	9560	9563
9566	9567	9568	9569	9570	9571	9572
9573	9574	9575	9576	9577	9578	9579
9581	9582	9583	9584	9585	9588	9589
9591	9592	9593	9594	9595	9596	9597
9598	9601	9602	9603	9604	9605	9606
9607	9608	9609	9610	9611	9612	9613
9614	9617	9619	9620	9621	9622	9623
9624	9625	9626	9627	9628	9629	9630
9631	9632	9633	9634	9635	9636	9638
9640	9641	9642	9643	9644	9645	9646
9647	9648	9649	9650	9651	9652	9653
9654	9655	9656	9657	9658	9659	9660
9661	9662	9663	9664	9665	9666	9667
9668	9669	9670	9671	9673	9674	9675
9676	9677	9678	9679	9680	9681	9682
9683	9684	9685	9686	9687	9688	9689
9690	9691	9692	9693	9697	9698	9699
9700	9701	9702	9703	9704	9705	9706
9707	9708	9709	9710	9711	9712	9713
9714	9715	9716	9717	9718	9719	9720
9721	9722	9723	9724	9725	9726	9727
9728	9729	9730	9732	9733	9734	9735
9737	9738	9739	9740	9742	9743	9744
9745	9746	9747	9748	9749	9750	9751
9752	9753	9754	9755	9756	9757	9758
9759	9761	9762	9763	9764	9765	9766
9767	9768	9769	9770	9771	9773	9774
9775	9776	9777	9779	9780	9782	9783
9784	9785	9786	9787	9788	9789	9790
9791	9793	9794	9795	9796	9797	9798
9799	9800	9803	9804	9805	9806	9807
9808	9809	9810	9811	9812	9813	9814
9817	9818	9819	9820	9821	9823	9824
9825	9827	9828	9829	9831	9836	2580R4
3126R2	4451R1	5445R1	5446R1	5889R2	5889R3	5889R5
5895R2	5895R4	6086R10	6086R11	6086R2	6086R6	6086R7
6086R8	6086R9	6134R1	6487R1	6913R3	6940R1	7175R2
7752R4	8067R3	8067R4	8067R5	8138R3	8138R4	8281R3
8281R4	8283R3	8283R4	8283R5	8283R6	8445R1	8445R2
8461R1	8510R2	8510R3	8510R4	8595R1	8665R1	8665R2
8715R1	8715R2	8724R1	8727R1	8727R2	8752R1	8752R2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

8770R1	8777R1	8785R2	8792R1	8802R1	8807R1	8807R2
8818R1	8845R2	8925R1	8925R2	8928R1	8951R1	9056R1
9074R1	9074R2	9152R1	9179R1	9201R1	9213R1	9220R1
9259R1	9265R1	9283R1	9290R1	9298R1	9374R1	9394R1
9400R1	9402R1	9406R1	9430R1	9438R1	9495R1	9515R1
9520R1	9527R1	9544R1	9577R1	9626R1	9639R1	9653R1
9654R1	9655R1	9656R1	9657R1	9687R1	9702R1	9707R1
9770R1	9801R1	9817R1	9817R2